NATIONWIDE MUTUAL FUNDS

Nationwide Bailard Cognitive Value Fund	Nationwide International Small Cap Fund
Nationwide Bailard International Equities Fund	Nationwide Invesco Core Bond Fund (formerly,
Nationwide Bailard Technology & Science Fund	Nationwide BNY Mellon Core Plus Bond Fund)
Nationwide BNY Mellon Dynamic U.S. Core Fund	Nationwide Janus Henderson Overseas Fund
Nationwide BNY Mellon Dynamic U.S. Equity	Nationwide Loomis All Cap Growth Fund
Income Fund	Nationwide Loomis Core Bond Fund
Nationwide Bond Index Fund	Nationwide Loomis Short Term Bond Fund
Nationwide Fund	Nationwide Mid Cap Market Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide NYSE Arca Tech 100 Index Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide S&P 500 Index Fund
Nationwide Global Sustainable Equity Fund	Nationwide Small Cap Index Fund
Nationwide Government Money Market Fund	Nationwide Strategic Income Fund (formerly,
Nationwide GQG US Quality Equity Fund	Nationwide Amundi Strategic Income Fund)
Nationwide Inflation-Protected Securities Fund	Nationwide WCM Focused Small Cap Fund
Nationwide International Index Fund

Supplement dated November 6, 2025

to the Statement of Additional Information (“SAI”) dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide S&P 500 Index Fund

The Nationwide S&P 500 Index Fund (the “Fund”) is updating its diversification policy under the Investment Company Act of 1940, as amended. Under the revised policy, the Fund will continue to track the S&P 500 Index (the “Index”) even if the Fund operates as nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.

Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.

Effective immediately, the SAI is amended as follows:

1.	The following is added to the “Investment Restrictions” section:

The Nationwide S&P 500 Index Fund (the “Fund”) intends to be diversified in approximately the same proportion as the S&P 500 Index (the “Index”) is diversified. The Fund may become nondiversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE